UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 8, 2007
Date of Report (Date of earliest event reported)

Amtech Systems, Inc.
(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.

131 South Clark Drive, Tempe, Arizona		85281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(480) 967-5146

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 11, 2007 Amtech Systems, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission regarding the acquisition through its wholly-owned subsidiary, Tempress Holding B.V., of R2D Ingenierie (“R2D”), a solar cell and semiconductor automation equipment manufacturing company located in Montpellier, France. This amendment is being filed to amend and supplement Item 9.01 of the Company’s Current Report on Form 8-K dated October 8, 2007, to include the historical financial statements of R2D, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro forma financial information. Attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits.

	Exhibit 23.1*	Consent of Audit et Conseil Union.

	Exhibit 99.1**	Stock Purchase and Sale Agreement, by and among Tempress Holdings, B.V., R2D Ingenierie SAS and the shareholders of R2D Ingenierie SAS, dated October 8, 2007.

	Exhibit 99.2**	Press release of Amtech Systems, Inc., dated October 9, 2007.

	Exhibit 99.3*	Audited financial statements of R2D.

	Exhibit 99.4*	Pro forma financial information.

	*	Filed herewith.
	**	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2007 (File No. 000-11412).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: November 2, 2007	By: /s/ Bradley C. Anderson
	Name:	Bradley C. Anderson
	Title:	Vice President and Chief
Financial Officer